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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 5, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


                MICHIGAN                                    38-2007430
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

  ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                     48226-5099
(Address of Principal Executive Offices)                    (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01:  Regulation FD Disclosure.

         On May 6, 2005, Compuware announced that it had signed a definitive agreement to acquire privately held Adlex, Inc. ("Adlex") for $35.9 million in cash plus potential additional consideration if Compuware collects certain net license fees within nine months after the closing. Adlex provides service delivery management technology that enables internet service providers and enterprise customers to cost-effectively diagnose and manage end-user experience and quality of service for business-critical applications. On May 18, 2005, Compuware closed the transaction to acquire Adlex.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2005                            COMPUWARE CORPORATION



                                        By:      /s/ Laura L. Fournier
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                                            Laura L. Fournier
                                            Senior Vice President
                                            Chief Financial Officer


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